                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 29, 2004
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                           Wabash National Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                    1-10883               52-1375208
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     (State or other              (Commission            (IRS Employer
      jurisdiction                 File No.)          Identification No.)
    of incorporation)

              1000 Sagamore Parkway South, Lafayette, Indiana 47905
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               (Address of principal executive offices)     (Zip Code)

                                 (765) 771-5310
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               Registrant's telephone number, including area code:

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                             Exhibit Index on Page 4

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

     On September 29, 2004, Wabash National Corporation amended its Loan and Security Agreement attached hereto as Exhibit 10.20 and incorporated herein by reference.

     The amendment was previously filed incorrectly on September 29, 2004 under
Item 7.01 Regulation FD Disclosure.

                                     Page 2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               WABASH NATIONAL CORPORATION

Date:  September 29, 2004                      By: /s/ Robert J. Smith
                                                   -------------------------
                                                   Robert J. Smith
                                                   Vice President and Controller

                                     Page 3


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                                  EXHIBIT INDEX

   EXHIBIT NO.     DESCRIPTION
  --------------   ------------------------------------

     10.20         Wabash National Corporation Waiver and
                   Amendment No. 4 to Loan and Security
                   Agreement dated September 29, 2004


























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